1 THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS NOTE IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN. Constellation Energy Generation, LLC 6.500% Senior Notes due October 1, 2053 No. 1 $500,000,000 CUSIP No. 210385AE0 Constellation Energy Generation, LLC, a limited liability company duly organized and subsisting under the laws of the Commonwealth of Pennsylvania (herein called the “Issuer” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars ($500,000,000) on October 1, 2053, and to pay interest thereon from September 29, 2023 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on April 1 and October 1 in each year, beginning April 1, 2024 at the rate of 6.500% per annum, until the principal hereof is paid or made available for payment, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 6.500% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. Interest on this Note shall be computed on the basis of a 360-day year composed of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such interest, which shall be March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such interest payment date. Any such interest not so punctually paid or duly provided for will

2 forthwith cease to be payable to the Holder on such record date and may either be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that so long as the Notes are held by DTC as Registered Global Securities, payments shall be made by wire transfer to DTC. Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

[Signature Page to 2053 Notes] Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose. IN WITNESS WHEREOF the Issuer has caused this instrument to be duly executed. Dated: September 29, 2023 CONSTELLATION ENERGY GENERATION, LLC By:_____________________________________ Shane Smith Senior Vice President, Treasury and Credit and Treasurer Attest: _________________________________________ Brian J. Buck, Assistant Secretary TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Securities referred to in the within-mentioned Indenture. U.S. Bank Trust Company, National Association, as Trustee By: ____________________________________ Authorized Officer

4 [Reverse of Note] This Note is one of a duly authorized issue of securities of the Issuer (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of September 28, 2007 (herein called the “Indenture”), between the Issuer (formerly known as Exelon Generation Company, LLC) and U.S. Bank Trust Company, National Association, as successor trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Officer’s Certificate, dated as of September 29, 2023 delivered pursuant to Sections 2.1, 2.4(3) and 10.5 of the Indenture and setting forth additional terms of this Note, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount up to and including $900,000,000. At any time prior to April 1, 2053 (the “Par Call Date”), the Issuer may redeem the Notes in whole or in part, at the Issuer’s option at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming such Notes matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (defined below) plus 30 basis points, and in each case, less (b) interest accrued to the date of redemption; and (2) 100% of the principal amount of the Notes then outstanding to be redeemed, plus, in each case, accrued and unpaid interest thereon to but excluding the redemption date. On or after the applicable Par Call Date, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the notes being redeemed plus accrued and unpaid interest thereon to but excluding the redemption date. “Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15

5 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third business day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Issuer will provide notice of any redemption at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption. The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture. If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time

6 outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the security register, upon surrender of this Note for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Note for registration of transfer and notice to the Trustee thereof the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in

7 whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the issuer, the Trustee nor any such agent shall be affected by notice to the contrary. The Issuer may deliver its signature page to this Note, and the Trustee may validly authenticate this Note, by manual, facsimile, or Electronic Signature, in each case which may be delivered by telecopier, facsimile or other electronic transmission (e.g. a “pdf” or “tif”), which shall be effective as delivery of a manually signature thereof and may be used in lieu of manual signature pages for all purposes. This Note shall not be valid until authenticated by the manual signature, facsimile, or Electronic Signature of the Trustee or an authenticating agent in accordance with the Indenture. An authenticating agent may authenticate Notes whenever the Trustee may do so. As used herein, “Electronic Signature” means any electronic signature covered by the Electronic Signatures in Global and National Commerce Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law (e.g., www.docusign.com). Notwithstanding Section 2.5 of the Indenture, the Notes will not be required to be signed under the Issuer’s seal. THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. All terms used in this Note, which are not otherwise defined herein, but are defined in the Indenture shall have the meanings assigned to them in the Indenture.

8 ASSIGNMENT FORM If you, the holder, want to assign this Note, fill in the form below and have your signature guaranteed: I or we assign and transfer this Note to (Insert assignee’s social security or tax ID number) (Print or type assignee’s name, address and zip code) and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for such agent. Date: Your Signature: (Sign exactly as your name appears on the other side of this Note) By: NOTICE: To be executed by an executive officer Signature Guarantee:

9 SCHEDULE OF INCREASES OR DECREASES IN REGISTERED GLOBAL SECURITY The following increases or decreases in this Registered Global Security have been made: Date of Exchange Amount of decrease in Principal Amount of this Global Registered Security Amount of Increase in Principal Amount of this Global Registered Security Principal Amount of this Registered Global Security following such decrease or increase Signature of authorized officer of Trustee or Securities Custodian

1 THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS NOTE IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN. Constellation Energy Generation, LLC 6.500% Senior Notes due October 1, 2053 No. 2 $400,000,000 CUSIP No. 210385AE0 Constellation Energy Generation, LLC, a limited liability company duly organized and subsisting under the laws of the Commonwealth of Pennsylvania (herein called the “Issuer” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Four Hundred Million Dollars ($400,000,000) on October 1, 2053, and to pay interest thereon from September 29, 2023 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on April 1 and October 1 in each year, beginning April 1, 2024 at the rate of 6.500% per annum, until the principal hereof is paid or made available for payment, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 6.500% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. Interest on this Note shall be computed on the basis of a 360-day year composed of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on the record date for such interest, which shall be March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such interest payment date. Any such interest not so punctually paid or duly provided for will

2 forthwith cease to be payable to the Holder on such record date and may either be paid to the Person in whose name this Note (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that so long as the Notes are held by DTC as Registered Global Securities, payments shall be made by wire transfer to DTC. Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

[Signature Page to 2053 Notes] Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose. IN WITNESS WHEREOF the Issuer has caused this instrument to be duly executed. Dated: September 29, 2023 CONSTELLATION ENERGY GENERATION, LLC By:_____________________________________ Shane Smith Senior Vice President, Treasury and Credit and Treasurer Attest: _________________________________________ Brian J. Buck, Assistant Secretary TRUSTEE’S CERTIFICATE OF AUTHENTICATION This is one of the Securities referred to in the within-mentioned Indenture. U.S. Bank Trust Company, National Association, as Trustee By: ____________________________________ Authorized Officer

4 [Reverse of Note] This Note is one of a duly authorized issue of securities of the Issuer (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of September 28, 2007 (herein called the “Indenture”), between the Issuer (formerly known as Exelon Generation Company, LLC) and U.S. Bank Trust Company, National Association, as successor trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Officer’s Certificate, dated as of September 29, 2023 delivered pursuant to Sections 2.1, 2.4(3) and 10.5 of the Indenture and setting forth additional terms of this Note, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited in aggregate principal amount up to and including $900,000,000. At any time prior to April 1, 2053 (the “Par Call Date”), the Issuer may redeem the Notes in whole or in part, at the Issuer’s option at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming such Notes matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (defined below) plus 30 basis points, and in each case, less (b) interest accrued to the date of redemption; and (2) 100% of the principal amount of the Notes then outstanding to be redeemed, plus, in each case, accrued and unpaid interest thereon to but excluding the redemption date. On or after the applicable Par Call Date, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the notes being redeemed plus accrued and unpaid interest thereon to but excluding the redemption date. “Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs. The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15

5 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date. If on the third business day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Issuer will provide notice of any redemption at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption. The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture. If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time

6 outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the security register, upon surrender of this Note for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Note for registration of transfer and notice to the Trustee thereof the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in

7 whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the issuer, the Trustee nor any such agent shall be affected by notice to the contrary. The Issuer may deliver its signature page to this Note, and the Trustee may validly authenticate this Note, by manual, facsimile, or Electronic Signature, in each case which may be delivered by telecopier, facsimile or other electronic transmission (e.g. a “pdf” or “tif”), which shall be effective as delivery of a manually signature thereof and may be used in lieu of manual signature pages for all purposes. This Note shall not be valid until authenticated by the manual signature, facsimile, or Electronic Signature of the Trustee or an authenticating agent in accordance with the Indenture. An authenticating agent may authenticate Notes whenever the Trustee may do so. As used herein, “Electronic Signature” means any electronic signature covered by the Electronic Signatures in Global and National Commerce Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law (e.g., www.docusign.com). Notwithstanding Section 2.5 of the Indenture, the Notes will not be required to be signed under the Issuer’s seal. THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. All terms used in this Note, which are not otherwise defined herein, but are defined in the Indenture shall have the meanings assigned to them in the Indenture.

8 ASSIGNMENT FORM If you, the holder, want to assign this Note, fill in the form below and have your signature guaranteed: I or we assign and transfer this Note to (Insert assignee’s social security or tax ID number) (Print or type assignee’s name, address and zip code) and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for such agent. Date: Your Signature: (Sign exactly as your name appears on the other side of this Note) By: NOTICE: To be executed by an executive officer Signature Guarantee:

9 SCHEDULE OF INCREASES OR DECREASES IN REGISTERED GLOBAL SECURITY The following increases or decreases in this Registered Global Security have been made: Date of Exchange Amount of decrease in Principal Amount of this Global Registered Security Amount of Increase in Principal Amount of this Global Registered Security Principal Amount of this Registered Global Security following such decrease or increase Signature of authorized officer of Trustee or Securities Custodian